EXHIBIT 10.K


                                 AMENDMENT NO. 1 TO

                                KU ENERGY CORPORATION

                          ANNUAL PERFORMANCE INCENTIVE PLAN



                    The  KU Energy Corporation Annual Performance Incentive

          Plan, (the "Plan"), is hereby amended, effective as of January 1,

          1994, in the following respects:

                    1.  By renumbering  Section 7.3 and  Section 7.4 of the

          Plan as Section 7.4 and  Section 7.5, respectively, and by adding a new Section 7.3 after Section 7.2 as follows:

                "7.3  Safety Criterion

                A measure, determined by commonly accepted practices or procedures, that reflects the number and/or severity of occupational injuries and illnesses of some or all of the Company's businesses identified by the Committee."


                IN WITNESS  WHEREOF, KU Energy Corporation  has caused this instrument to  be executed in  its name by its  President and its

          Corporate Seal to be hereunto affixed, attested by its Secretary,

          as of the 13th day of December, 1993.



                                          KU ENERGY CORPORATION



                                          By: /s/ John T. Newton
          [CORPORATE SEAL]                    Chairman and President

          ATTEST:


          /s/ George S. Brooks II
                Secretary
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